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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                            _________________________

                                    FORM 8-K
                            _________________________

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 2, 2000





                        POINTE COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)





             NEVADA                     0-20843            84-1097751
 (State or other jurisdiction of      (Commission        (I.R.S. Employer
 incorporation or organization)      File  Number)      Identification  No.)




        1325 NORTHMEADOW PARKWAY
             SUITE  110                                       30076
          ROSWELL,  GEORGIA                                 (Zip Code)
(Address of principal executive offices)



 Registrant's  Telephone  Number,  including  area  code:  (770)  432-6800


                               NOT  APPLICABLE.
     (Former name, former address and former fiscal year, if changed since last report)

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
ITEM  1.  CHANGE IN CONTROL

     On June 2, 2000, Pointe Communications Corporation ("Pointe") completed the merger of Pointe and Telscape International, Inc. ("Telscape") pursuant to the Amended and Restated Agreement and Plan of Merger dated December 31, 1999 whereby a wholly owned subsidiary of Telscape, Pointe Acquisition Corp, merged with and into Pointe. As a result of the merger, Pointe became a wholly owned subsidiary of Telscape. Under the terms of the merger, which is an all stock transaction, each share of Pointe's common stock, $.00001 par value, will be exchanged for .223514 shares of Telscape's common stock, $.001 par value. Telscape will not issue fractional shares of common stock in the merger but will pay cash in lieu of such fractional shares. The Telscape shares of common stock being issued in the merger were registered on Form S-4 filed by Telscape with the Securities and Exchange Commission and declared effective as of May 12, 2000.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

             (a)     Financial  statements  of  business  acquired.

                     Not  applicable.

             (b)     Pro  forma  financial  information.

                     Not  applicable

             (c)     Exhibits

             2.01 Amended and Restated Agreement and Plan of Merger dated December 31, 1999 (Incorporated herein by this reference to exhibit 2.01 of Pointe's Annual Report on Form 10-K for the year ended December 31, 1999).

             99.1*   Press  Release  dated  June  5,  2000
             ____________________

*filed  herewith

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      POINTE COMMUNICATIONS CORPORATION




                                  By:  /s/  Stephen  E.  Raville
                                      ------------------------------------
                                      Chairman and Chief Executive Officer
                                      ------------------------------------





Date:  June 8, 2000

                                  EXHIBIT INDEX

     Exhibit
     -------
     Number          Description
     -------         -----------

     2.01 Amended and Restated Agreement and Plan of Merger dated December 31, 1999 (Incorporated herein by this reference to exhibit 2.01 of Pointe's Annual Report of Form 10-K for the year ended December 31, 1999).

     99.1*           Press  Release  dated  June  5,  2000




____________________

*filed  herewith